Property, Plant And Equipment (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Land	$ 1,904	$ 1,901
Building and improvements	3,256	3,134
Machinery and equipment	7,974	7,992
Property, Plant and Equipment, Gross	13,134	13,027
Less: accumulated depreciation and amortization	(3,957)	(2,610)
Property, Plant and Equipment, Net	$ 9,177	$ 10,417